UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2021

LIBERTY LATIN AMERICA LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-38335	98-1386359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)
Clarendon House,
2 Church Street,
Hamilton HM 11, Bermuda
(Address of Principal Executive Office)
(303) 925-6000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Shares, par value $0.01 per share	LILA	The NASDAQ Stock Market LLC
Class C Common Shares, par value $0.01 per share	LILAK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 12, 2021, Liberty Latin America Ltd. (the “Company”) held its Annual General Meeting of Shareholders. At the Annual General Meeting, shareholders of the Company considered and acted upon four proposals:

1. To elect Charles H.R. Bracken, Balan Nair, and Eric L. Zinterhofer as Class I members of the Company’s board of directors for a term expiring at the 2024 Annual General Meeting of Shareholders or their earlier resignation or removal (the "Director Election Proposal").

2. To appoint KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and to authorize the Company’s board of directors, acting by the audit committee, to determine the independent auditors remuneration (the “Auditors Appointment Proposal”).

3. To approve, on an advisory basis, the compensation of the Company's named executive officers as described in the Company's proxy statement under the heading "Executive Officers and Directors Compensation" (the "Say-On-Pay Proposal").

4. To approve an amendment to the Liberty Latin America 2018 Incentive Plan to increase the number of shares authorized under such plan from 25,000,000 to 75,000,000 (the "Incentive Plan Proposal").

The vote results detailed below represent the final results as certified by the Inspector of Elections. The number of votes cast for, as well as the number of votes cast against or withheld, the number of abstentions and broker non-votes as to each such proposal, are set forth below.

Proposal 1 - Election of the Following Nominees to the Company's Board of Directors:

	FOR	WITHHELD	BROKER NON- VOTES
Charles H.R. Bracken	43,490,798	13,801,720	4,311,607
Balan Nair	46,074,715	11,217,803	4,311,607
Eric L. Zinterhofer	40,822,707	16,469,811	4,311,607

Accordingly, the foregoing nominees were re-elected to the Company's board of directors.

Proposal 2 - Approval of the Auditors Appointment Proposal:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
61,540,661	51,335	12,129	-

Accordingly, the Auditors Appointment Proposal was approved.

Proposal 3 - Approval of the Say-On-Pay Proposal:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
36,644,746	20,066,287	581,485	4,311,607

Accordingly, the Say-On-Pay Proposal was approved.

Proposal 4 - Approval of the Incentive Plan Proposal:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
34,544,198	22,060,075	688,245	4,311,607

Accordingly, the Incentive Plan Proposal was approved.

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Exhibit Name

101.SCH	XBRL Inline Taxonomy Extension Schema Document.
101.CAL	XBRL Inline Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Inline Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Inline Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Inline Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File.* (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY LATIN AMERICA LTD.

By:	/s/ MICHAEL D. OLIVER
Michael D. Oliver
Vice President, Global Financial Reporting

Date: May 14, 2021